HIMCO Variable Insurance Trust

POWER OF ATTORNEY

April 30, 2014

Paul Braverman	Brion S. Johnson
Mark Osterheld	Vanessa Wilson
Hugh Whelan

do hereby constitute and appoint as their attorney-in-fact  Brenda J. Page to sign on their behalf the Registration Statements on Form N-14 relating to the following reorganizations of certain series of Hartford Series Fund, Inc. with and into corresponding shell series of HIMCO Variable Insurance Trust, and any amendments to the Registration Statements, including pre-effective amendments and post-effective amendments, with all exhibits thereto, and to file the same documents with the Securities and Exchange Commission relating to the above-referenced investment company:

•                  Hartford Index HLS Fund into HIMCO VIT Index Fund;

•                  Hartford Portfolio Diversifier HLS Fund into HIMCO VIT Portfolio Diversifier Fund;

•                  American Funds Asset Allocation HLS Fund into HIMCO VIT American Funds Asset Allocation Fund;

•                  American Funds Blue Chip Income and Growth HLS Fund into HIMCO VIT American Funds Blue Chip Income and Growth Fund;

•                  American Funds Bond HLS Fund into HIMCO VIT American Funds Bond Fund;

•                  American Funds Global Bond HLS Fund into HIMCO VIT American Funds Global Bond Fund;

•                  American Funds Global Growth and Income HLS Fund into HIMCO VIT American Funds Global Growth and Income Fund;

•                  American Funds Global Growth HLS Fund into HIMCO VIT American Funds Global Growth Fund;

•                  American Funds Global Small Capitalization HLS Fund into HIMCO VIT American Funds Global Small Capitalization Fund;

•                  American Funds Growth HLS Fund into HIMCO VIT American Funds Growth Fund;

•                  American Funds Growth-Income HLS Fund into HIMCO VIT American Funds Growth-Income Fund;

•                  American Funds International HLS Fund into HIMCO VIT American Funds International Fund; and

•                  American Funds New World HLS Fund into HIMCO VIT American Funds New World Fund.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

/s/ Paul Braverman	/s/ Brion S. Johnson
Paul Braverman	Brion S. Johnson

/s/ Mark Osterheld	/s/ Vanessa Wilson
Mark Osterheld	Vanessa Wilson

/s/ Hugh Whelan
Hugh Whelan